UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2007 (March 28, 2007)

COATES INTERNATIONAL, LTD.
(Exact name of registrant as specified in its charter)

DELAWARE	33-948884	22-2925432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey	07719
(Address of principal executive offices)	(Zip Code)

(732) 449-7717
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on March 28, 2007, the Registrant elected George J. Coates, majority stockholder, to the positions of Chairman of the Board, Chief Executive Officer and President. Mr. Coates is the Registrant’s founder and served since our organization was founded as a director of the Registrant, Chairman of the Board of Directors, President, Chief Executive Officer, Treasurer and Chief Financial Officer until October 23, 2006. Since October 23, 2006, he was employed by us in a non-executive position, and was considered by us as to be a key employee.

Effective on March 28, 2007, Gregory Coates relinquished his position as Chairman of the Board and has agreed to continue as a Director and President of the Registrant’s Technology Division.

Effective on March 28, 2007, Mark D. Goldsmith relinquished his positions as Chief Executive Officer and President of the Registrant.

The Registrant is considering a possible future role for Mr. Goldsmith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COATES INTERNATIONAL, LTD.
(Registrant)

Date: April 3, 2007	By:	/s/ Barry C. Kaye
Barry C. Kaye
Chief Financial Officer